SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 27, 2001

                             TARGITINTERACTIVE, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                     000-27391                51-0347728
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
 of Incorporation )             Number)             Number)


               155 Commerce Way, Portsmouth, New Hampshire 03801
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (603) 766-8300


                             GourmetMarket.com, Inc.
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          (Former name or former address, if changed since last report)


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Item 7.  Pro Forma Financial Information and Exhibits
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                  On August 10, 2001, TargitInteractive, Inc., formerly known as
GourmetMarket.com, Inc. (the "Company"), filed a Report on Form 8-K with respect to its acquisition of Williams Software, Inc. d/b/a First Pop Technologies. The Company reported in Item 7 of that Report that it would file audited and pro forma financial statements with respect to the acquired business within the period required by Form 8-K.

                  Subsequent to the filing of that Report, the Company has examined certain valuation issues with respect to the acquisition of Williams Software, Inc. Although the Company has not definitively determined that the acquisition of Williams Software, Inc., involved a significant amount of assets within the meaning of Item 2, Paragraph 4, of Form 8-K, the Company has nonetheless determined to file the financial statements described in Form 8-K,
Item 7, as soon as practicable, which is anticipated to be no later than November 16, 2001.








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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.

                                              TARGITINTERACTIVE, INC.


Dated: October 9, 2001                        By: /s/ James D. Baker
                                                  ------------------------------
                                                  James D. Baker, President








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